Exhibit 99.1

Gevo, Inc. NASDAQ: GEVO A diversified energy company and leading developer of synthetic aviation fuel (SAF) NASDAQ: GEVO

This communication contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward - looking statements as a result of various factors, including, without limitation: the expected operational and financial synergies from the operation of Gevo North Dakota with the former Red Trail Energy, LLC assets; expected financial results (including adjusted EBITDA potential and expectations); competitiveness of Gevo’s products; demand for Gevo’s products; and other factors that could affect the Company’s business. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2024, as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward - looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward - looking statement, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statement 2

3 Experienced Team • More than 180 years of collective relevant experience • Fermentation businesses • Chemical processing businesses • Plant operations • Renewable energy and bio - fuels • Renewable product market development and commercialization • Responsible for multiple products take from concept to full commercial plants and businesses • First to commercialize renewable plastics (polylactic acid or PLA) • Biogas and RNG • Organic acids for food and chemicals • Glycols for feed, food and chemicals • Specialty fuels and chemicals • Specialty feed and products (e.g., amino acids and sweeteners) Chris Ryan, PhD Chief Operating Officer Patrick Gruber, PhD Chief Executive Officer and Director Leke Agiri Chief Financial Officer Paul Bloom, PhD Chief Business Officer Lindsay Fitzgerald Chief Advocacy & Communications Officer Kimberly Bowron Chief People & IT Officer Responsible means: Executive supervisor, member of team, project manager, and or leader

Diversified Energy Businesses With a Common Thread

gevo

We provide scalable, cost-effective solutions, delivering drop-in products that abate carbon

Our USA Value Chain

Local, Rural Communities

Regenerative Agriculture

↓

Non-food Corn

↓ ↓

Sugars | Protein & Feed

↓

Alcohols

↓

Drop-in Fuels & Chemicals

gevo Fuels



- Low carbon ethanol & co-products
- Carbon capture
- SAF Platform: convert alcohol-to-jet

VERITY™



- Software-as-a-Service (SaaS)
- Track-and-Trace through complex value chain

gevo Chem



- +300 patents
- Convert alcohols to drop-in fuels and chemicals
- Strategic alliances with high quality partners

gevo RNG



- Methane capture from dairy manure
- Optionality to supply GevoFuels

Scalable

- Leverages existing infrastructure for feedstocks and products

Cost effective

- Let nature do the work. Our ATJ jet fuel is cash cost of production competitive with fossil jet fuel.

Enables marketing of new attributes

- Carbon abatement
- Other sustainability attributes

4

Our Footprint 5 * In - Process of being sold to A.E. Innovation, LLC **Owned by Trecora Hydrocarbons LLC, formerly by South Hampton Resources, Inc. Historically operated in partnership with Gevo to produce SAF and bio - octane from Gevo’s alcohol production in Luverne, MN. ***Project under development pending full construction financing. Received conditional commitment from DOE for a loan guarantee facility in 2024. Headquarters Englewood, CO R&D, Demo Facility* Luverne, MN Ethanol, Isobutanol , Food, Wind Silsbee, TX Facility** SAF, Bio - Octane Dairy Manure RNG Northwest, IA Captured Methane Verity Carbon Tracking MRV Gevo North Dakota Low - Carbon Ethanol Future Home of ATJ - 30 Richardton, ND Gevo North Dakota Carbon Capture Richardton, ND ATJ - 60 Project*** Lake Preston, SD Food, SAF, Renewable Diesel and Bio - Naptha

North Dakota:
Low-Carbon Ethanol Today, SAF Tomorrow

Low-Carbon Ethanol Capacity	67 million gallons, including ultra-low CI corn fiber ethanol
Carbon Intensity	<20 gCO2e/MJ[(1)]
Carbon Capture (Capacity / Usage)	1 million metric tons per year capacity[(2)] / currently using ~16%


500 Acre Site

(1)Based on Argonne-R&D-GREET model.
(2)Based on pore space lease agreements.

1 Million Metric Tons of CO_2 Sequestration Capacity

gevo


~1.3 Miles / 2200 m

- CO_2 injected into <u>onsite</u> Class VI well into porous rock layers ~1.3 miles (~2,000 meters) below ground becomes mineralized and dissolved into the rock.
- **The integrity of the caprock, combined with strategically placed well perforations only within the permitted injection zone, ensures that CO_2 remains securely contained—preventing any upward migration towards water table.**
- Stored carbon is certified as 1000+ year permanent carbon credits by Puro.earth
- Safely and continuously monitored at both the injection and monitoring well while helping to develop next generation monitoring tech with RITE.


gevo
NORTH DAKOTA
Steel Casing & Durable Cement to protect freshwater aquifer
Freshwater Aquifer
Overlaying caprock
Stored CO2
1000 years geological storage
CO2 Mineralization & Dissolution

(1) Capacity based on pore space lease agreements. Current utilization ~16%.

7

8 The Corn We Use Isn’t The Kind That Humans Eat https://www.nass.usda.gov/Publications/Todays_Reports/reports/acrg0624.pdf?utm_source=chatgpt.com ; https://nebraskacorn.gov/corn - 101/growing - corn/ Total US Corn Production ~1% sweet corn, popcorn, white corn Popcorn Field Corn Generates Large Quantities of Protein, Oil, and Carbohydrates (our raw material) Sweet Corn 99% Field Corn

9 Products from Corn to Fuel Conversion Amounts are shown by weight. 1/3 1/3 1/3 Ethanol (  Jet Fuel, Diesel) High Protein Animal Feed Carbon Dioxide – CO 2 Field Corn

10 EBITDA is Generated from The Primary Fuel Products AND Co - Products Milling Fermentation  Carbon Abatement  Low - Carbon Animal Feed and Protein  Low - Carbon Corn Oil  Low Carbon Corn ATJ Process  Biogenic CO 2 /Carbon Abatement  Jet fuel  Diesel Fuel, Naptha  RINS  Low Carbon Ethanol  Net Carbohydrate  Co - Products  45z  State level Incentives and Credits Skills Required  Regenerative  Agriculture  Bioprocessing  Chemical Processing  Fuels ▪ Carbon Abatement Marketing and Sales ▪ Regulatory and Tax Valorization ▪ Feed and Food Product Marketing ▪ Operations of both bioprocessing and chemical plants ▪ IP, Engineering, and Plant Design ▪ Supplier Relationships ▪ Tracking and Tracing Services ▪ Commodity Trading ▪ Marketing and Brand Owner Management ▪ Project Development  45z  RINS  State Level Incentives and Credits  Today  Future Growth  Platform

11 CO2 is a Co - Product We Can Monetize in Multiple Ways (1) LCFS prices based on recent ranges of British Columbia, Alberta, Oregon Washington and California. CDR prices based on a ver age prices listed on https://www.cdr.fyi/ using Bioenergy with Carbon Capture and Sequestration credits (illustrative range shown with $200 per metric ton, the reported aver age price, as the midpoint). Carbon Dioxide Removal (CDR) Markets Low Carbon Fuel Standard (LCFS) Markets Biofuels sold in non - LCFS markets; CDRs can be detached and sold on a global marketplace without double counting Biofuels can be transported to these end markets with the CCS value attached How it works Examples Canada (national Clean Fuel Reg), British Columbia, Washington, Oregon and California + other potential states End Users $100 – 300 per metric ton Enhances our optionality and our revenue stability $50 – 200 per metric ton Illustrative Prices There are two primary end markets to monetize our carbon value. By optimizing the mix, we can maximize value and serve the greatest demand.

Large Potential Adjusted EBITDA Growth
(Prior to deploying ATJ plants)



RNG (excl CFPC)
Commodity Ethanol & CoProducts
Carbon Value
Clean Fuel Production Credit
Proj Dev Cost
G&A, R&D excl stock comp
Adjusted EBITDA Potential
from optimizing current production(1)
($ in millions, annualized)
(+)
(-)
$5
$9
$13
$64
$10
$41
$40
Net Total
Adjusted EBITDA Potential
from expanding current production,
before deploying ATJ plants (1)
($ in millions, annualized)
(+)
(-)
$9
$10
$64
$78
$10
$41
$110
Net Total

As of 2Q25, we achieved a run rate adjusted EBITDA of $20 million. See Appendix for Further Details and Non-GAAP EBITDA Reconciliations.(2)

(1) Adjusted EBITDA potential is based on information currently available to the Company and based on certain assumptions made by the Company. Such figures are estimated consistent with relevant past practice. Adjusted EBITDA is a non-GAAP measure calculated by adding back depreciation and amortization, allocated intercompany expenses for shared service functions, non-cash stock-based compensation, and the change in fair value of derivative instruments to GAAP income (loss) from operations as well as monetized tax credits, if any. We are unable to provide a reconciliation of adjusted EBITDA potential to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of our control.

(2) A reconciliation of adjusted EBITDA to GAAP income (loss) from operations for the three and six months ended June 30, 2025 is provided in the Appendix.

gevo

- Potential from Carbon Value by optimizing current production based on existing 165,000 mt of carbon captured currently. But potential is to capture 1 million tons per year by generating more CO_2 on site or by bringing third party volumes to the site.
- Plan to sell to a mix of Voluntary Carbon Dioxide Removals Credits (CDRs) or using the carbon value in regulatory markets if that value is greater.
- Potential to debottleneck and grow current production of ethanol and corresponding CO_2 production

12

13 Strong Capitalization Combined $127mm cash, equivalents and restricted cash ($ in millions) June 30, 2025 Cash and cash equivalents $57 Restricted Cash 70 Property, Plant and Equipment, Net 345 Total Assets 702 Remarketed Bonds Payable, Net 68 Loans Payable (Secured by GevoND) 100 Total Stockholder's Equity 474

Why We Like SAF (Jet Fuel) and Especially ATJ 14

15 Jet Fuel Demand is Increasing, Gasoline Decreasing US Jet Fuel Demand US Gasoline Demand Compare to: The Alcohol - to - Jet process targets +90% jet fuel yield in its product stream

Cost Effective: Alcohol-to-Jet is the Most Competitive Cash Cost of Production to make SAF gevo

SAF Cash Cost of Production vs. Fossil Jet Fuel Price



Power-to-Liquids SAF
SAF
Fossil Jet Fuel
HEFA
Integrated ATJ SAF
Gevo ATJ Project
Jet Fuel Price Gulf Coast $/gal
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0
50
100
150
200
250
WTI Crude Oil Price $/bbl

ATJ SAF cash cost of production is expected to be competitive with fossil jet fuel prices, even though ATJ SAF can deliver 100% or more carbon abatement per gallon

Gevo's proprietary integrated process design and technologies lead to most favored competitive position

We use proven and fully scaled up unit operations

The future of aviation is **Alcohol-to-Jet**; it's the most competitive on a cash cost of production basis

Three plant designs available: **30 MGPY, 60 MGPY,** and 150 MGPY

Cash cost of production represents total economic cost of production before capital cost. Does not include federal and state incentives.
Based on work done by an independent global consulting firm, Nexant, Cancawe-Aramco, and Gevo analysis. SAF production cash cost shown before Federal and state incentives such as RINs, LCFS, 45Z and other state SAF tax credits, and before new capital cost. AtJ SAF cost assumes approximately $5.00/bu corn for illustrative purposes; estimates dependent on feedstock prices and other assumptions.

16

30 MGPY ATJ Production Expected to Add Significant Value to Ethanol Sites

- 50MGPY of Ethanol produces 30MGPY of jet fuel
- 30MGPY of production is "minimum" economic size to achieve economies of scale
- 60 MGPY would require 100MGPY of ethanol and generate about 2x the Adjusted EBITDA (little economies of scale)



(+)
$X
Pre-ATJ Net Adjusted EBITDA Total
(+)
~$150M/y
ATJ Adjusted EBITDA Contribution

- Must use the low cost (Gevo) production technology and plant design
- Additional carbon abatement of +300,000 tons can be generated by manufacturing jet fuel with a zero CI
- Carbon value must be captured through voluntary and regulatory markets
- Co-product value must be captured
- Increase use of CCUS
- Maximize production volumes

Adjusted EBITDA potential is based on information currently available to the Company and based on certain assumptions made by the Company. Such figures are estimated consistent with relevant past practice. Adjusted EBITDA is a non-GAAP measure calculated by adding back depreciation and amortization, allocated intercompany expenses for shared service functions, non-cash stock-based compensation, and the change in fair value of derivative instruments to GAAP income (loss) from operations as well as monetized tax credits, if any. We are unable to provide a reconciliation of adjusted EBITDA potential to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of our control.

17

18 Ethanol Infrastructure Can Be Leveraged for ATJ Platform • 0.15 million barrels per day, or 2.3 billion gallons per year, of new jet fuel demand by 2035 • Requires +70 Alcohol - to - Jet facilities, each producing 30 million gallons of jet fuel per year • Would consume 3.5 billion gallons of ethanol from plant starch – a renewable domestic resource US Ethanol Facilities Map (~180 in operation) +70 Alcohol - to - Jet Facilities Needed to Meet Jet Fuel Demand For Each Site: • +$100M/y EBITDA • +$70M/y regional impact • +400 - 600 jobs, direct and indirect • More uses for US corn

19

Developing the playbook and first plant in parallel for copy - edit - paste growth of ATJ30s, globally. • Low cost plant design and deployment • IP - Leveraging the 300+ patents and know - how gained over the last 18 years of ATJ development • Low cost production processes • Serve US, EU, and Asian markets • SAF Marketing & Value Maximization • Carbon Capture and Utilization • Policy at International, Federal, State, Local levels • Verity Tracking – Reducing the complexity of Measure - Report - Verify (MRV) from field - to - wing that captures the carbon abatement value along the entire supply chain so value can be maximized and captured 20 Project North Star: The Initiative to Drive EBITDA Growth Without Depending on 45z Credits SAF Marketing and Sales Proprietary Integrated Plant Designs Ready - to - order Modules Financing and Execution Support IP Technology & Business System Ops and Services Carbon Tracking + Carbon Business Site Development and Decarbonization Putting the pieces together to deliver: ATJ - 30 Serial No. 1 ATJ - 30 Playbook for Copy - Edit - Paste + Partnership Network Expected to provide Blueprint for Growth, and Enable Rapid Expansion of EBITDA

Grow the EBITDA of Gevo ND to achieve greater EBITDA (even before ATJ - 30 project) Gevo North Dakota is a foundation Develop carbon markets for our 1 million/t per year of capacity Get the first large scale ATJ plant built adding further EBITDA to Gevo ND Finance, then build a modular ATJ - 30 at Gevo North Dakota Copy Paste ATJ plants (either licensor/developer model or Build Own Operate) In US Around the world 21 What’s Next: Develop North Star and Grow AEBITDA

Appendix

Field & Farm Level Inputs Truck Scale Milling and Protein Production Ethanol Production Product Storage Product Transport Corn Storage Proprietary DLT Based Reporting Engine Proprietary DLT based technology merged to carbon tracking, and delivering verifiable sustainability metrics and carbon intensity Verifiable Sustainability Attributes (e.g., carbon value) that can be monetized Verifiable Info and Data for ESG or Other Reports, and regulatory reporting AUDITABLE TRACEABLE IMMUTABLE Product Usage To Maximize Value: Verifiable Track and Trace is Required Connects Sustainable Food and Energy with the World 23 Sustainability Attributes x Cover crops x Reduced till x Nitrification inhibitor x Spring - only fertilizer x Not from converted forest / prairie x Insecticide x Herbicide x Soil organic carbon

We're Making Complicated Tracking Simple

VERITY™


Carbon Intensity
54.32 gCO2e/MJ
Emissions
54.32 gCO2e/MJ

- **Measure** sustainability attributes of every supplier
- **Track and Trace** attributes through complex supply chains
- **Manage** farm inventory
- **Data-driven** decisions
- **Audit trail**

First Revenue
accomplished

Seven Customers
have signed agreements (5 corn, 2 soybean processors)

$1.5 – 3 billion
initial market opportunity(1)

Capital light
growth model

SaaS Fees
and profit sharing revenue model

(1) Based on US ethanol production plants market size of over 15 billion gallons per year. Potential value pool dollar amount lower bound based on assuming half of US plants achieving a 10 CI point reduction valued at $0.02 per gallon per CI point under 50 gCO2e/MJ under 45Z tax credit.

24

Our 2Q Results Signified a Transformational Step-Up to Baseline Results

Revenue Step-Up
($ in millions)



$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
+760%
+$38 million
1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025

Acquisition of Gevo North Dakota (partial quarter)
Gevo RNG Carbon Intensity Improvement
Verity has achieved first revenue

Beginning of first CFPC, CDR sales
Verity being deployed at Gevo North Dakota

Adjusted EBITDA Step-Up ($ in millions)	
2Q 2025 Adjusted EBITDA	**$17**
Less: CFPC Contribution	21
Plus: Expected recurring CFPC	10
Equals: Expected Adjusted EBITDA, Run-Rate	~5
Expected Run-Rate Adjusted EBITDA, Annualized	$20
Compare to: 2024 Adjusted EBITDA	(58)
Implied Expected Step-Up, Annualized	**$78 million**

Adjusted EBITDA potential is based on information currently available to the Company and based on certain assumptions made by the Company. Such figures are estimated consistent with relevant past practice. Adjusted EBITDA is a non-GAAP measure calculated by adding back depreciation and amortization, allocated intercompany expenses for shared service functions, non-cash stock-based compensation, and the change in fair value of derivative instruments to GAAP income (loss) from operations as well as monetized tax credits, if any. A reconciliation of adjusted EBITDA to GAAP income (loss) from operations for the three and six months ended June 30, 2025 is provided in the Appendix.

25

Gevo Has a Track Record & Trusted Name in Fuels & Chemicals

We have over 300 patents and proprietary plant designs with proven technologies. Many Firsts in Alcohol to Hydrocarbons, Chemicals, Net-Zero and Carbon Negative Technologies

2008
First to make alcohol to hydrocarbon fuels in lab mini plant

2010
- First to make fully renewable synthetic butylene rubber.
- First to make renewable AvGas

2011
- First to produce alcohol-to-jet (ATJ) and gasoline at Demonstration Plant scale
- First to make fully renewable p-xylene and PET for bottles, films, and fibers

2012
First to prove commercial isobutanol (IBA) fermentation at scale

2014
- First successful demonstration of side-by-side commercial scale production of ethanol and isobutanol
- First commercial sale of isooctane for F1 racing

2018
First ATJ Business Aviation off-take agreement (AvFuel)

2017
- First commercial sale of renewable premium gasoline
- First ATJ in Australia, flown by Virgin Australia
- First ATJ to fly 1 million km

2016
- First to obtain ASTM approval for ATJ
- Fly Green Day at O'Hare, all flights flew ATJ

2015
- First to Fly with ATJ made From wood waste, flown by Alaska Airlines
- First Commercial sale of IBA blended gasoline at retail

2014
- First ATJ SAF flights (US Navy Warthog)
- First to alcohol to polymer grade biobased propylene from alcohol

2019
- First to receive ISCC+ Global Sustainability Certification for ATJ
- First long-term, take-or-pay ATJ agreement (Delta Air Lines)
- First to design an integrated net-zero alcohol and hydrocarbons plants with off-the-grid capability

2020
First to obtain certification from Roundtable for Sustainable Biomaterials (RSB)

2021
First to publish peer reviewed LCA of ATJ

2022
First to design a large scale Net Zero ATJ plant

2023
First to fly ATJ in India on commercial carrier

26

Case Study: NatureWorks Plant

The senior Gevo team's experience designing and building the NatureWorks plant is a directly applicable "proving ground" for Gevo's Platform goals

Highly Relevant to Gevo's Business

- ✓ Three separate plants (fermentation + two chemical plants) were successfully designed and integrated to process corn into high quality specialty product –polymer for packaging, fibers and bottles
- ✓ Marketed sustainability benefits to "brand owners" in order to drive pull-through for the product (e.g., Walmart)
- ✓ Tracked corn-to-customer; connected farmer-growers to end customer to verify sustainability benefits
- ✓ Managed a close-knit team of leading experts, contracting externally

Numerous Industry Firsts

- First commercial implementation of synthetic biology for an industrial biotechnology process
- First new polymer of commercial scale (330mm lbs per year) since PET was commercialized
- First large scale, industrial commercial monomer plant since PET
- Largest fermentation plant built at the time
- Spawned creation of new industry, which remains alive and growing with several large commercial plants in operation by Galactec[2]

NatureWorks was a highly complex, first-of-its kind facility with rigorous quality demands, challenging construction materials and intricate chemical processes – more challenging than ATJ-60/30 in aggregate and led by the same technical team that leads Gevo today.

Senior NatureWorks Team = Senior Gevo Team

Patrick Gruber, PhD[1]



NatureWorks	gevo
Co-Founder, CTO	CEO, Director

Chris Ryan, PhD[1]



NatureWorks	gevo
Co-Founder, COO and CTO	President, COO

Ron Borchardt



NatureWorks	gevo
Project Manager	VP Project Engineering and Construction

(1) Holds PhD in chemistry.
(2) Corbion/Total and LG/ADM are planned.

27

An Example of Management Experience: New-to-the-World Biobased Plastic from NatureWorks LLC


CORN WET MILL COMPLEX
BLAIR, NEBRASKA
Erythritol
Polymer Grade Lactic Acid
PLA Polymer Plant
Missouri River
Lysine
Food Grade Lactic acid
Ethanol
Feed Plant
Sugar Refinery
WW Treatment
Corn Mill
Food Grade Corn Oil
A Diversified Asset
650acres - 1 square mile. 2.6 sq km - 256 hectares

- In 2000, developed and built $300 million PLA plastic production complex within the Blair wet mill
- NatureWorks made up of 3 production plants:
  - World's largest lactic acid fermentation plant
  - Chemical plant for lactide production
  - PLA polymer production
- Leaders in the business unit that commercialized lysine, erythritol, and lactic acid

28

29 Non - GAAP Adjusted EBITDA Reconciliation (1) Adjusted EBITDA is a non - GAAP measure calculated by adding back depreciation and amortization, allocated intercompany expenses f or shared service functions, non - cash stock - based compensation, and the change in fair value of derivative instruments to GAAP loss from operations as well as monetized tax credits, if any.

30 Non - GAAP Adjusted EBITDA Reconciliation (Cont’d) (1) Adjusted EBITDA is a non - GAAP measure calculated by adding back depreciation and amortization, allocated intercompany expenses f or shared service functions, non - cash stock - based compensation, and the change in fair value of derivative instruments to GAAP loss from operations as well as monetized tax credits, if any.

31 Red Trail Energy, LLC Pro Forma Non - GAAP Adjusted EBITDA Reconciliation (1) As reported in the SEC filings of Red Trail Energy, LLC (now known as South 8 Energy, LLC), prior to Gevo’s acquisition of su bst antially all of its assets and certain of its liabilities on January 31, 2025. Red Trail Energy, LLC had a f iscal y ear ending September 30. The N on - GAAP Pro Forma Adjusted EBITDA presented here is derived from Red Trail Energy, LLC’s historical audited financial statements of Red Trail Energy, LLC and accompanying notes included in its Form 10 - K for the years ended September 30, 2024 , 2023 and 2022 and then adjusted from reported net income to add back depreciation and amortization and interest expense. The presented financial information on this slide is for illustrative and informational purposes only and is not int end ed to represent what Gevo’s results of operations or financial position would have been had the Red Trail Energy, LLC a cquisition occurred on the dates indicated, or what they will be for any future periods. The financial information presented does not re fl ect the realization of any expected cost savings, other synergies as a result of the acquisition, or integration costs. ($ in millions) 2022 2023 2024 3ME 12/31/24 Net income $29 $6 ($1) ($0) Depreciation and amortization 4 6 6 2 Interest expense (net) (0) 1 1 0 Non-GAAP adjusted EBITDA $34 $13 $6 $2 Fiscal Year Ended September 30, Gevo North Dakota now consists of substantially all the assets of Red Trail Energy, LLC CM1

Thank You 345 Inverness Drive South Building C | Suite 310 Englewood, Colorado 80112 gevo.com A Carbon Abatement Company